UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

VANGUARD SCOTTSDALE FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OF DELAWARE                                                                SEE BELOW

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(STATE OF INCORPORATION OF ORGANIZATION)      (IRS EMPLOYER

                                                                                                    IDENTIFICATION NO.)

C/O         VANGUARD SCOTTSDALE FUNDS

               P.O. BOX 2600

               VALLEY FORGE, PA                                                          19482

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

     Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered:                                    Exchange               I.R.S. Employer

                                                                                                                          Identification Number

Vanguard Total Corporate Bond ETF                                               The NASDAQ

                                                                                            Stock Market LLC     82-2808566

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 333-11763

     Securities to be registered pursuant to Section 12(g) of the Act: None

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Trust’s Registration Statement on Form N-1A  (Securities Act file number 333-11763 and Investment  Company  Act  file  number  811-07803, respectively (collectively,  the "Registration Statement")), which is incorporated herein by reference.

ITEM 2. EXHIBITS

1.      Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement filed on November 7, 2017.

2.   Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement filed on November 7, 2017.

3.   Form of Global Certificate for the Registrant's Securities is filed herewith.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                             VANGUARD SCOTTSDALE FUNDS

DATE: October 30, 2017                    By:   /s/ Laura J. Merianos

                                                              ___________________________

                                                             Laura J. Merianos

                                                             Assistant Secretary